UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 26, 2014

VACCINOGEN, INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-54997	14-1997223
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5300 Westview Drive, Suite 406, Frederick, MD	21703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 668-8400

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2014, we issued a Seventh Amended and Restated Promissory Note to The Abell Foundation, Inc. dated February 1, 2014 in the aggregate principal amount of $1,038,957.94. The amended and restated note extends the maturity date until July 31, 2014. In addition, the amended and restated note provides that the note will be paid concurrently with the closing of each issuance or sale of additional shares of capital stock, or securities directly or indirectly convertible or exchangeable for capital stock (each an “Equity Issuance”) occurring after February1, 2014 in an amount equal to (a) twenty-five percent (25%) of the next $5,693,135 of gross proceeds of such Equity Issuance(s), and (b) one hundred percent (100%) of the net proceeds of all Equity Issuance(s) thereafter.

In connection with the issuance of the Seventh Amended and Restated Promissory Note, we entered into an Amendment No. 7 to the Note and Warrant Purchase Agreement (the “Amended Purchase Agreement”), which Amended Purchase Agreement increases the amount of shares issuable to The Abell Foundation under the Warrant to be issued to Abell by up to 360,000 Warrant Shares (the “Additional Warrant Shares”), calculated as follows: (i) an additional 60,000 Warrant Shares if the Note remains outstanding in whole or in part on March 1, 2014, (ii) an additional 60,000 Warrant Shares if the Note remains outstanding in whole or in part on April 1, 2014, (iii) an additional 60,000 Warrant Shares if the Note remains outstanding in whole or in part on May 1, 2014, (iv) an additional 60,000 Warrant Shares if the Note remains outstanding in whole or in part on June 1, 2014; (v) an additional 60,000 Warrant Shares if the Note remains outstanding in whole or in part on July 1, 2014 and (vi) an additional 60,000 Warrant Shares if the Note remains outstanding in whole or in part on July 31, 2014. The issuance was exempt under Section 4(2) and/or Rule 506 of the Securities Act of 1933, as amended.

This description set forth above do not purport to be complete and is qualified in its entirety by reference to the amended and restated note and form of warrant attached hereto as Exhibits to this Current Report on Form 8-K, which is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 above.

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Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
4.1	Seventh Amended and Restated Promissory Note.
10.1	Amendment No. 7 to Note and Warrant Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINOGEN INC.

(Registrant)

Date: March 4, 2014	By:	/s/ Michael G. Hanna, Jr., Ph.D.
Michael G. Hanna, Jr., Ph.D.
Chief Executive Officer

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